UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2018

PIERIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37471	EIN 30-0784346
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 State Street, 9th Floor
Boston, MA 02109
United States
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 857-246-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)     At the annual meeting of stockholders of Pieris Pharmaceuticals, Inc. (the “Company”) held on July 24, 2018 (the “Annual Meeting”), the Company’s stockholders approved each of (1) the 2018 Employee, Director and Consultant Equity Incentive Plan (the “2018 EIP”) and (2) the 2018 Employee Stock Purchase Plan (the “2018 ESPP”). Each of the 2018 EIP and the 2018 ESPP was previously approved and adopted by the Board of Directors of the Company on June 7, 2018, subject to stockholder approval, and became effective upon the receipt of stockholder approval at the Annual Meeting.
A description of the terms and conditions of the 2018 EIP is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 14, 2018 (the “Proxy Statement”) under the heading “Approval of the 2018 Employee, Director and Consultant Equity Incentive Plan (Notice Item 2)” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2018 EIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
A description of the terms and conditions of the 2018 ESPP is set forth in the Proxy Statement under the heading “Approval of the 2018 Employee Stock Purchase Plan (Notice Item 3)” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the 2018 ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)     On July 24, 2018, the Company held its Annual Meeting. Of the 53,989,427 shares of Common Stock issued and outstanding and eligible to vote as of the record date of May 25, 2018, a quorum of 42,374,525 shares, or 78.49% of the outstanding shares, were present in person or by proxy.
(b)     At the Annual Meeting, the stockholders: (1) elected each of Christopher Kiritsy and Jean-Pierre Bizzari to the Company’s Board of Directors as Class I directors each to serve for a three-year term expiring at the 2021 annual meeting of stockholders (“Election of Directors”); (2) approved the 2018 EIP (the “2018 EIP Approval”); (3) approved the 2018 ESPP (the “2018 ESPP Approval”); and (4)  ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Auditor Ratification”). A more complete description of each of these matters is set forth in the Proxy Statement.
The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.
1. Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Christopher Kiritsy	22,289,290	5,458,537	14,626,698
Jean-Pierre Bizzari	20,425,268	7,322,559	14,626,698
2. 2018 EIP Approval:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
26,267,510	1,461,082	19,235	14,626,698
3. 2018 ESPP Approval:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,405,863	327,319	14,645	14,626,698
4. Auditor Ratification:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,876,904	457,673	39,948	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Pieris Pharmaceuticals, Inc. 2018 Employee, Director and Consultant Equity Incentive Plan.

10.2	Pieris Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIERIS PHARMACEUTICALS, INC.

Dated: July 26, 2018	/s/ Allan Reine
Allan Reine
Chief Financial Officer